Exhibit 10.1

AMENDMENT NO.3 AND WAIVER TO CREDIT AGREEMENT

AMENDMENT NO.3 AND WAIVER, dated as of November 8, 2012 (this “Amendment and Waiver”), with respect to the Credit Agreement, dated as of August 26, 2011 (as same may be further amended, restated, supplemented or modified, the “Credit Agreement”), by and between GTJ REIT, INC., a Maryland corporation (the “Borrower”) and MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation (the “Bank”).

RECITALS

The Borrower has requested and the Bank has agreed, subject to the terms and conditions of this Amendment and Waiver, to amend, and waive compliance with, certain provisions of the Credit Agreement as herein set forth.

Accordingly, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

1.   Amendment. Section 5(a) of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:

The Borrower shall maintain Net Worth of not less than (a) $80,000,000, for the period from Closing Date through March 31, 2012, (b) $75,000,000, for the period from June 30, 2012 through September 30,2012 and (c) $70,000,000 on December 31, 2012 and at all times thereafter, measured quarterly as of each fiscal quarter end on a trailing four-quarter basis.

2.         Waiver. The Bank hereby waives compliance by the Borrower with Section 5(a) of the Credit Agreement for the fiscal quarter ended September 30, 2012 in order to permit the Net Worth to be less than $75,000,000 as of the end of such fiscal quarter provided that the actual Net Worth was not less than $72,310,000 as of the end of such fiscal quarter.

3.         Conditions of Effectiveness. This Amendment and Waiver shall become effective upon receipt by the Bank of this Amendment and Waiver, duly executed by the Borrower and the Guarantor, and (b) a waiver and amendment fee of $10,000.

4.         Conforming Amendments. The Credit Agreement, the Note and the other Transaction Documents shall each be deemed to be amended and supplemented hereby to the extent necessary, if any, to give effect to the provisions of this Amendment and Waiver. Except as so amended hereby, the Credit Agreement and the other Transaction Documents shall remain in full force and effect in accordance with their respective terms.

5.         Representations and Warranties. The Borrower hereby represents and warrants to the Bank as follows:

(a)        After giving effect to this Amendment and Waiver (i) each of the representations and covenants set forth in Section2 of the Credit Agreement are true and correct in all material respects on and as of the date hereof as of made on and as of the date of this Amendment and Waiver except to the extent such representations or warranties relate to an earlier date in which case they shall be true and correct in all material respects as of such earlier date, and (ii) no Default or Event of Default has occurred and is continuing as of the date hereof or shall result from after giving effect to this Amendment and Waiver.

(b)        The Borrower has the power to execute, deliver and perform this Amendment and Waiver and each of the other agreements, instruments and documents to be executed by it in connection with this Amendment and Waiver. No registration with or consent or approval of, or other action by, any Governmental Authority is required in connection with the execution, delivery and performance of this Amendment and Waiver and the other agreements, instruments and documents executed in connection with this Amendment and Waiver by the Borrower.

(c)        The execution, delivery and performance by the Borrower and the Guarantor of this Amendment and Waiver and each of the other agreements, instruments, and documents to be executed by it in connection with this Amendment and Waiver (i) have been duly authorized by all requisite corporate and limited liability company action, (ii) will not violate (A) any provision of law applicable to the Borrower or the Guarantor, any rule or regulation of any Governmental Authority applicable to the Borrower or the Guarantor, or (B) the certificate of incorporation, articles of organization, bylaws, operating agreement or other organizational documents, as applicable, of the Borrower or of the Guarantor, or (C) any order of any court or other Governmental Authority binding on the Borrower or the Guarantor or any indenture, agreement or other instrument to which the Borrower or the Guarantor is a party, or by which the Borrower or the Guarantor or any of their respective properties are bound, and (iii) will not be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under, any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, of any nature whatsoever upon any of the property or assets of the Borrower or the Guarantor other than as contemplated by the Credit Agreement.

(d)        This Amendment and Waiver and each of the other agreements, instruments and documents executed in connection with this Amendment and Waiver to which the Borrower or the Guarantor are a party have been duly executed and delivered by the Borrower and the Guarantor, as the case may be, and constitutes a legal, valid and binding obligation of the Borrower and the Guarantor enforceable, as the case may be, in accordance with its terms, except to the extent that enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors’ rights generally and by equitable principles of general application, regardless of whether considered in a proceeding in equity or at law.

6.         Miscellaneous.

(a)        Capitalized terms used herein and not otherwise defined herein shall have the same meanings as defined in the Credit Agreement.

(b)        This Amendment and Waiver shall be deemed a Transaction Document.

(c)        Except as expressly amended and waived hereby, the Credit Agreement shall remain in full force and effect in accordance with the original terms thereof.

(d)        The amendments and waivers herein contained are limited specifically to the matters set forth above and do not constitute directly or by implication an amendment or a waiver of any other provision of Credit Agreement or a waiver of any Default or Event of Default which may occur or may have occurred under the Credit Agreement.

(e)        This Amendment and Waiver may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one Amendment and Waiver.

(f)        THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

7.         Reaffirmation. The Borrower hereby: (a) acknowledges and confirms that, notwithstanding the consummation of the transactions contemplated by this Amendment and Waiver, (i) all terms and provisions contained in the Credit Agreement and the other Transaction Documents are, and shall remain, in full force and effect in accordance with their respective terms and (ii) the liens heretofore granted, pledged and/or assigned to the Bank as security for the Borrower’s obligations under the Note, the Credit Agreement and the other Transaction Documents shall not be impaired, limited or affected in any manner whatsoever by reason of this Amendment and Waiver; (b) reaffirms and ratifies all the representations and covenants contained in Credit Agreement and the other Transaction Documents; and (c) represents, warrants and confirms the non-existence of any offsets, defenses, or counterclaims to its obligations under Credit Agreement and the other Transaction Documents.

8.         Additional Covenant. In addition to the covenants set forth in the Credit Agreement and the other Transaction Documents, the Borrower agrees to reimburse the Bank, upon demand therefor, for the cost of an updated appraisal on the Guarantor’s premises, which appraisal shall be ordered and received by the Bank, within sixty (60) days of the date of this Amendment and Waiver.

[the next page is the signature page]

IN WITNESS WHEREOF, the Borrower and the Bank have signed and delivered this Amendment and Waiver as of the date first written above.

GTJ REIT, INC.

By:	/s/ David J. Oplanich
Name: David J. Oplanich
Title: Chief Financial Officer

MANUFACTURERS AND TRADERS TRUST COMPANY

By:	/s/ Lisa Congemi-Doutney
Name: Lisa Congemi-Doutney
Title: Vice President

CONSENT AND REAFFIRMATION

The undersigned, not as a party to the Credit Agreement but as the guarantor (the “Guarantor”) under that certain Continuing Guaranty and the other Transaction Documents to which the Guarantor is a party, each executed in favor of the Bank and each dated as of August 26, 2011, hereby (a) accepts and agrees to the terms of the foregoing Amendment and Waiver, (b) acknowledges and confirms that all liens heretofore granted, pledged and/or assigned to the Bank as security for the obligations of the Borrower to the Bank shall not be impaired, limited or affected in any manner whatsoever by reason of this Amendment and Waiver, (c) reaffirms and ratifies all the representations, warranties and covenants contained in the Unlimited Guaranty and other Transaction Documents to which it is a party, and (d) represents, warrants and confirms the non-existence of any offsets, defenses, or counterclaims to the Guarantor’s obligations under such Unlimited Guaranty and any other Transaction Documents to which he is a party.

FARM SPRINGS ROAD, LLC

By:	/s/ David J. Oplanich
Name: David J. Oplanich
Title: Chief Financial Officer